UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 25, 2021

Entergy Texas, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-34360	61-1435798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Grogans Mill Road, The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(409) 981-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

tem 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On August 31, 2021, Entergy Texas, Inc. (the "Company") announced that effective November 14, 2021 (the “Effective Date”), Eliecer Viamontes, age 38, will be appointed as the Company’s Chairman of the Board, President and Chief Executive Officer. Mr. Viamontes will succeed Sallie T. Rainer, who advised the Company on August 25, 2021, that she intends to retire from her positions as a Director, Chair of the Board, President and Chief Executive Officer of the Company as of the Effective Date. Mr. Viamontes currently serves as the Vice President, Utility Distribution Operations of Entergy Services, LLC. (“ESL”), a role he has held since January 27, 2020. Prior to joining ESL, Mr. Viamontes served in various roles with Florida Power & Light Co., including Senior Director, Labor Relations and Corporate Safety (October 18, 2018 through January 2020), Director Major and Governmental Accounts (May 2017 through September 2018), Senior Manager, Customer & Employee Experience (October 2016 through April 2017) and Area Manager, Electric Distribution Operations (December 2013 through October 2016).
As the Company’s Chairman of the Board, President and Chief Executive Officer, Mr. Viamontes will be paid an annual base salary of $340,000 (“Base Salary”) and will receive an inducement cash bonus of $150,000. Mr. Viamontes will be eligible to receive an annual cash bonus under the Entergy Corporation (“Entergy”) annual incentive program targeted at 40% of his Base Salary and to receive awards of performance units, restricted stock and stock options under Entergy’s 2019 Omnibus Incentive Plan or any successor plan. The grants and awards to be made under these programs will be determined in conjunction with Entergy’s normal annual compensation review process and at levels consistent with his seniority and scope of responsibility. Mr. Viamontes will participate in other compensation and benefit programs generally made available to other Entergy executives from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Texas, Inc.
By:/s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: August 31, 2021